Investment Portfolio
(UNAUDITED) | 01.31.2021
CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS - 97.9%	Shares	Value
Domestic - 85.4%
Air freight & logistics - 1.3%
United Parcel Service, Inc., Class B	71,387	$11,064,985
Banks - 8.0%
JPMorgan Chase & Co.	238,354	30,669,009
The PNC Financial Services Group, Inc.	160,580	23,046,441
Truist Financial Corp.	284,215	13,636,636
Beverages - 5.7%
PepsiCo, Inc.	155,552	21,243,737
The Coca-Cola Co.	550,802	26,521,116
Biotechnology - 1.5%
AbbVie, Inc.	123,551	12,661,506
Capital markets - 1.9%
CME Group, Inc.	88,972	16,169,771
Chemicals - 0.9%
Air Products & Chemicals, Inc.	28,271	7,541,572
Communications equipment - 3.3%
Cisco Systems, Inc.	619,960	27,637,817
Diversified telecommunication services - 3.2%
Verizon Communications, Inc.	489,913	26,822,737
Electric utilities - 3.7%
American Electric Power Co, Inc.	123,711	10,009,457
NextEra Energy, Inc.	262,248	21,207,996
Electrical equipment - 2.0%
Rockwell Automation, Inc.	68,324	16,980,564
Equity real estate investment trusts (REITs) - 4.5%
Crown Castle International Corp.	116,180	18,502,827
Prologis, Inc.	189,835	19,590,972
Food products - 1.0%
Mondelez International, Inc., Class A	153,565	8,513,643
Health care equipment & supplies - 1.3%
Abbott Laboratories	87,007	10,753,195
Health care providers & services - 1.0%
UnitedHealth Group, Inc.	24,496	8,171,376
Hotels, restaurants & leisure - 3.3%
McDonald's Corp.	133,410	27,727,934
Household products - 2.7%
The Procter & Gamble Co.	178,956	22,943,949
Industrial conglomerates - 1.7%
Honeywell International, Inc.	74,432	14,541,780
IT services - 2.8%
Automatic Data Processing, Inc.	142,213	23,482,210
Media - 2.5%
Comcast Corp., Class A	429,694	21,299,931
Multiline retail - 2.9%
Target Corp.	134,710	24,405,411
Oil, gas & consumable fuels - 3.1%
Chevron Corp.	305,951	26,067,025
Pharmaceuticals - 8.6%
Eli Lilly & Co.	114,828	23,880,779
Johnson & Johnson	132,427	21,602,816
Merck & Co., Inc.	250,593	19,313,203
Pfizer, Inc.	196,924	7,069,572
Road & rail - 2.9%
Union Pacific Corp.	121,540	24,000,504
Semiconductors & semiconductor equipment - 7.7%
Broadcom, Inc.	71,955	32,415,728
Texas Instruments, Inc.	194,367	32,204,668
Software - 4.6%
Microsoft Corp.	165,865	38,474,045
Specialty retail - 3.3%
The Home Depot, Inc.	102,462	27,748,759
Total domestic common stocks (cost $487,544,822)		717,923,671
Foreign - 12.5%
Electrical equipment - 2.6%
Eaton Corp. PLC	183,144	21,556,049
Electronic equipment, instruments & components - 2.9%
TE Connectivity Ltd.	201,187	24,222,915
Health care equipment & supplies - 3.1%
Medtronic PLC	236,794	26,362,276
Household durables - 1.6%
Garmin Ltd.	115,502	13,266,560
Insurance - 2.3%
Chubb Ltd.	131,673	19,180,806
Total foreign common stocks (cost $91,488,975)		104,588,606
Total investment portfolio (cost $579,033,797) - 97.9%		822,512,277
Other assets in excess of liabilities - 2.1%		17,487,042
Total net assets - 100.0%		$839,999,319

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:
Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.